UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Sherry Lane Suite 215
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Arcadia Biosciences, Inc. (the “Company”) held on June 25, 2024 (the “Annual Meeting”), stockholders holding and entitled to vote 682,593 shares of common stock of the Company, or approximately 50.08% of the total outstanding shares of common stock on the record date for the Annual Meeting, were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following four proposals, each of which is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2024.

The final results for each of the matters considered at the Annual Meeting were as follows:

PROPOSAL I: Election of Directors

The director nominees were elected to serve as a Class III directors until the Company’s annual meeting of stockholders in 2027, or until their successors are duly elected and qualified, or their earlier resignation, death, or removal. Due to plurality election, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable. The results of the election were as follows:

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Amy Yoder	160,017	21,356	501,220
Lilian Shackelford Murray	149,613	31,760	501,220

PROPOSAL II: Ratification of Selection of Independent Registered Public Accountants

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2024, was ratified by the affirmative votes of the stockholders. There were no broker non-votes on this proposal. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN
666,133	13,547	2,913

PROPOSAL III: Approval of an Amendment to the 2015 Omnibus Equity Incentive Plan

The Company’s shareholders approved the amendment to our 2015 Omnibus Equity Incentive Plan by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
120,214	60,507	652	501,220

PROPOSAL IV: Advisory Vote on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
153,487	27,183	703	501,220

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	July 1, 2024	By:	/s/ THOMAS J. SCHAEFER
Thomas J. Schaefer, Chief Financial Officer